Exhibit 99.2
Johnson & Johnson and subsidiaries
Supplementary sales data

(Unaudited; Dollars in Millions)	SECOND QUARTER
			Percent Change
Sales to customers by geographic area	2025	2024	Total	Operations	Currency
U.S.	$13,544	12,569	7.8%	7.8	—
Europe	5,387	5,214	3.3	(1.9)	5.2
Western Hemisphere excluding U.S.	1,206	1,212	(0.5)	6.2	(6.7)
Asia-Pacific, Africa	3,606	3,452	4.4	2.4	2.0
International	10,199	9,878	3.2	0.6	2.6
Worldwide	$23,743	22,447	5.8%	4.6	1.2

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and subsidiaries
Supplementary sales data

(Unaudited; Dollars in Millions)	SIX MONTHS
			Percent Change
Sales to customers by geographic area	2025	2024	Total	Operations	Currency
U.S.	$25,849	24,189	6.9%	6.9	—
Europe	10,497	10,377	1.1	0.2	0.9
Western Hemisphere excluding U.S.	2,373	2,406	(1.3)	7.7	(9.0)
Asia-Pacific, Africa	6,917	6,858	0.9	0.9	0.0
International	19,787	19,641	0.7	1.4	(0.7)
Worldwide	$45,636	43,830	4.1%	4.4	(0.3)

Johnson & Johnson and subsidiaries
Supplementary sales data

(Unaudited; Dollars in Millions)	SECOND QUARTER
			Percent Change
Sales to customers by segment of business	2025	2024	Total	Operations	Currency
Innovative Medicine
U.S.	$9,161	8,510	7.6%	7.6	—
International	6,041	5,980	1.0	(1.6)	2.6
	15,202	14,490	4.9	3.8	1.1
MedTech
U.S.	4,383	4,059	8.0	8.0	—
International	4,158	3,898	6.7	4.1	2.6
	8,541	7,957	7.3	6.1	1.2
U.S.	13,544	12,569	7.8	7.8	—
International	10,199	9,878	3.2	0.6	2.6
Worldwide	$23,743	22,447	5.8%	4.6	1.2
Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and subsidiaries
Supplementary sales data

(Unaudited; Dollars in Millions)	SIX MONTHS
			Percent Change
Sales to customers by segment of business	2025	2024	Total	Operations	Currency
Innovative Medicine
U.S.	$17,253	16,122	7.0%	7.0	—
International	11,822	11,930	(0.9)	(0.1)	(0.8)
	29,075	28,052	3.6	4.0	(0.4)
MedTech
U.S.	8,596	8,067	6.6	6.6	—
International	7,965	7,711	3.3	3.6	(0.3)
	16,561	15,778	5.0	5.1	(0.1)
U.S.	25,849	24,189	6.9	6.9	—
International	19,787	19,641	0.7	1.4	(0.7)
Worldwide	$45,636	43,830	4.1%	4.4	(0.3)
Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and subsidiaries
Condensed consolidated statement of earnings

(Unaudited; in Millions Except Per Share Figures)	SECOND QUARTER
	2025		2024		Percent Increase (Decrease)
	Amount	Percent to Sales	Amount	Percent to Sales
Sales to customers	$23,743	100.0	$22,447	100.0	5.8
Cost of products sold	7,628	32.1	6,869	30.6	11.0
Gross Profit	16,115	67.9	15,578	69.4	3.4
Selling, marketing and administrative expenses	5,889	24.8	5,681	25.3	3.7
Research and development expense	3,516	14.8	3,440	15.3	2.2
In-process research and development impairments	—	—	194	0.9
Interest (income) expense, net	48	0.2	(125)	(0.6)
Other (income) expense, net	107	0.5	653	2.9
Restructuring	64	0.3	(13)	0.0
Earnings before provision for taxes on income	6,491	27.3	5,748	25.6	12.9
Provision for taxes on income	954	4.0	1,062	4.7	(10.2)
Net earnings	$5,537	23.3	$4,686	20.9	18.2

Net earnings per share (Diluted)	$2.29		$1.93		18.7

Average shares outstanding (Diluted)	2,419.1		2,422.0

Effective tax rate	14.7%		18.5%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$8,188	34.5	$8,404	37.4	(2.6)
Net earnings	$6,699	28.2	$6,840	30.5	(2.1)
Net earnings per share (Diluted)	$2.77		$2.82		(1.8)
Effective tax rate	18.2%		18.6%
(1) See Reconciliation of Non-GAAP Financial Measures.
(A)    NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant gains from divestitures, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, significant gains from divestitures, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and subsidiaries
Condensed consolidated statement of earnings

(Unaudited; in Millions Except Per Share Figures)	SIX MONTHS
	2025		2024		Percent Increase (Decrease)
	Amount	Percent to Sales	Amount	Percent to Sales
Sales to customers	$45,636	100.0	$43,830	100.0	4.1
Cost of products sold	14,985	32.8	13,380	30.5	12.0
Gross Profit	30,651	67.2	30,450	69.5	0.7
Selling, marketing and administrative expenses	11,001	24.1	10,938	25.0	0.6
Research and development expense	6,741	14.8	6,982	16.0	(3.5)
In-process research and development impairments	—	—	194	0.4
Interest (income) expense, net	(80)	(0.2)	(334)	(0.8)
Other (income) expense, net	(7,214)	(15.8)	3,057	7.0
Restructuring	81	0.2	151	0.3
Earnings before provision for taxes on income	20,122	44.1	9,462	21.6	112.7
Provision for taxes on income	3,586	7.9	1,521	3.5	135.8
Net earnings	$16,536	36.2	$7,941	18.1	108.2

Net earnings per share (Diluted)	$6.82		$3.27		108.6

Average shares outstanding (Diluted)	2,423.3		2,428.5

Effective tax rate	17.8%		16.1%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$16,199	35.5	$16,281	37.1	(0.5)
Net earnings	$13,405	29.4	$13,420	30.6	(0.1)
Net earnings per share (Diluted)	$5.53		$5.53		0.0
Effective tax rate	17.2%		17.6%
(1) See Reconciliation of Non-GAAP Financial Measures.
(A)    NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant gains from divestitures, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, significant gains from divestitures, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and subsidiaries
Reconciliation of non-GAAP financial measures

	Second Quarter
(Dollars in Millions Except Per Share Data)	2025	2024
Net Earnings, after tax- as reported	$5,537	$4,686

Pre-tax Adjustments
Litigation related	57	352
Intangible Asset Amortization expense	1,267	1,106
COVID-19 Vaccine related costs	—	64
Restructuring related [1]	79	(11)
Medical Device Regulation	—	68
Acquisition, integration and divestiture related	246	452
(Gains)/losses on securities	21	431
IPR&D impairments	—	194
Other	27	—

Tax Adjustments
Tax impact on special item adjustments [2]	(321)	(437)
Tax legislation and other tax related	(214)	(65)
Adjusted Net Earnings, after tax	$6,699	$6,840
Average shares outstanding (Diluted)	2,419.1	2,422.0
Adjusted net earnings per share (Diluted)	$2.77	$2.82
Operational adjusted net earnings per share (Diluted)	$2.71
Notes:
1In fiscal 2023, the company completed a prioritization of its research and development (R&D) investment within the Innovative Medicine segment to focus on the most promising medicines with the greatest benefit to patients. This resulted in the exit of certain programs within therapeutic areas. The R&D program exits were primarily in infectious diseases and vaccines including the discontinuation of its respiratory syncytial virus (RSV) adult vaccine program, hepatitis and HIV development.  The restructuring income of $63 million in the fiscal second quarter of 2024 ($81 million expense Q2 2024 YTD) included asset divestments and the termination of partnered and non-partnered program costs and asset impairments. This program was completed in Q4 2024.
In fiscal 2023, the company initiated a restructuring program of its Orthopaedics franchise within the MedTech segment to streamline operations by exiting certain markets, product lines and distribution network arrangements. The restructuring expenses of $50 million in the fiscal second quarter of 2025 ($105 million Q2 2025 YTD) and $52 million in the fiscal second quarter of 2024 ($79 million Q2 2024 YTD) includes costs related to market and product exits.
In fiscal 2025, the company initiated a restructuring program of its Surgery franchise within the MedTech segment to simplify and focus operations by exiting certain non-strategic product lines and optimize select sites across the network. Restructuring expenses of $29 million were recorded in the fiscal second quarter of 2025.
2The tax impact related to special item adjustments reflects the current and deferred income taxes associated with the above pre-tax special items in arriving at adjusted earnings.

Johnson & Johnson and subsidiaries
Reconciliation of non-GAAP financial measures

	Six Months Ended
(Dollars in Millions Except Per Share Data)	2025	2024
Net Earnings, after tax- as reported	$16,536	$7,941

Pre-tax Adjustments
Litigation related	(6,909)	3,078
Intangible Asset Amortization expense	2,387	2,184
COVID-19 Vaccine related costs	—	73
Restructuring related [1]	134	160
Medical Device Regulation	—	119
Acquisition, integration and divestiture related	378	600
(Gains)/losses on securities	60	411
IPR&D impairments	—	194
Other	27	—

Tax Adjustments
Tax impact on special item adjustments [2]	994	(1,293)
Tax legislation and other tax related	(202)	(47)
Adjusted Net Earnings, after tax	$13,405	$13,420
Average shares outstanding (Diluted)	2,423.3	2,428.5
Adjusted net earnings per share (Diluted)	$5.53	$5.53
Operational adjusted net earnings per share (Diluted)	$5.52
Notes:
1In fiscal 2023, the company completed a prioritization of its research and development (R&D) investment within the Innovative Medicine segment to focus on the most promising medicines with the greatest benefit to patients. This resulted in the exit of certain programs within therapeutic areas. The R&D program exits were primarily in infectious diseases and vaccines including the discontinuation of its respiratory syncytial virus (RSV) adult vaccine program, hepatitis and HIV development.  The restructuring income of $63 million in the fiscal second quarter of 2024 ($81 million expense Q2 2024 YTD) included asset divestments and the termination of partnered and non-partnered program costs and asset impairments. This program was completed in Q4 2024.
In fiscal 2023, the company initiated a restructuring program of its Orthopaedics franchise within the MedTech segment to streamline operations by exiting certain markets, product lines and distribution network arrangements. The restructuring expenses of $50 million in the fiscal second quarter of 2025 ($105 million Q2 2025 YTD) and $52 million in the fiscal second quarter of 2024 ($79 million Q2 2024 YTD) includes costs related to market and product exits.
In fiscal 2025, the company initiated a restructuring program of its Surgery franchise within the MedTech segment to simplify and focus operations by exiting certain non-strategic product lines and optimize select sites across the network. Restructuring expenses of $29 million were recorded in the fiscal second quarter of 2025.
2The tax impact related to special item adjustments reflects the current and deferred income taxes associated with the above pre-tax special items in arriving at adjusted earnings.

Johnson & Johnson and subsidiaries
Reconciliation of non-GAAP financial measures
Adjusted operational sales growth(A)
Second quarter 2025 actual vs. 2024 actual

Segments
	Innovative Medicine	MedTech	Total
WW As Reported	4.9%	7.3%	5.8%
U.S.	7.6%	8.0%	7.8%
International	1.0%	6.7%	3.2%

WW Currency	1.1	1.2	1.2
U.S.	—	—	—
International	2.6	2.6	2.6

WW Operational	3.8%	6.1%	4.6%
U.S.	7.6%	8.0%	7.8%
International	(1.6)%	4.1%	0.6%

Shockwave		(2.2)	(0.8)
U.S.		(3.5)	(1.1)
International		(0.9)	(0.3)

Caplyta	(1.4)		(0.9)
U.S.	(2.4)		(1.7)
International	0.0		0.0

All Other Acquisitions and Divestitures (A&D)	0.0	0.2	0.1
U.S.	0.0	0.2	0.0
International	0.0	0.2	0.1

WW Adjusted Operational Ex A&D	2.4%	4.1%	3.0%
U.S.	5.2%	4.7%	5.0%
International	(1.6)%	3.4%	0.4%
Note: Percentages are based on actual, non-rounded figures and may not sum
(A)    NON-GAAP FINANCIAL MEASURE “Adjusted operational sales growth" excludes acquisitions, divestitures and translational currency and is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson and subsidiaries
Reconciliation of non-GAAP financial measures
Adjusted operational sales growth(A)
Six months 2025 actual vs. 2024 actual

Segments
	Innovative Medicine	MedTech	Total
WW As Reported	3.6%	5.0%	4.1%
U.S.	7.0%	6.6%	6.9%
International	(0.9%)	3.3%	0.7%

WW Currency	(0.4)	(0.1)	(0.3)
U.S.	—	—	—
International	(0.8)	(0.3)	(0.7)

WW Operational	4.0%	5.1%	4.4%
U.S.	7.0%	6.6%	6.9%
International	(0.1%)	3.6%	1.4%

Shockwave		(2.7)	(1.0)
U.S.		(4.3)	(1.5)
International		(1.1)	(0.5)

Caplyta	(0.8)		(0.5)
U.S.	(1.3)		(0.9)
International	0.0		0.0

All Other Acquisitions and Divestitures (A&D)	0.1	0.3	0.2
U.S.	0.0	0.5	0.2
International	0.2	0.2	0.2

WW Adjusted Operational Ex A&D	3.3%	2.7%	3.1%
U.S.	5.7%	2.8%	4.7%
International	0.1%	2.7%	1.1%
Note: Percentages are based on actual, non-rounded figures and may not sum
(A)    NON-GAAP FINANCIAL MEASURE “Adjusted operational sales growth" excludes acquisitions, divestitures and translational currency and is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson
Segment sales
(Dollars in Millions)

	SECOND QUARTER
			% Change
	2025	2024	Reported	Operational(1)	Currency
INNOVATIVE MEDICINE SEGMENT(2)
ONCOLOGY
US	$3,385	2,636	28.4%	28.4%	—%
Intl	2,928	2,455	19.3	15.7	3.6
WW	6,312	5,090	24.0	22.3	1.7

CARVYKTI
US	358	167	*	*	—
Intl	81	20	*	*	*
WW	439	186	*	*	*

DARZALEX
US	2,017	1,641	23.0	23.0	—
Intl	1,521	1,237	23.0	19.6	3.4
WW	3,539	2,878	23.0	21.5	1.5

ERLEADA
US	378	318	18.6	18.6	—
Intl	530	418	27.0	22.8	4.2
WW	908	736	23.4	21.0	2.4

IMBRUVICA
US	239	246	(2.7)	(2.7)	—
Intl	496	525	(5.4)	(8.4)	3.0
WW	735	770	(4.5)	(6.6)	2.1

RYBREVANT / LAZCLUZE(3)
US	139	52	*	*	—
Intl	41	17	*	*	*
WW	179	69	*	*	*

TALVEY
US	82	59	38.0	38.0	—
Intl	24	9	*	*	*
WW	106	69	55.0	54.3	0.7

TECVAYLI
US	114	104	8.2	8.2	—
Intl	52	30	74.8	72.0	2.8
WW	166	135	23.1	22.4	0.7

ZYTIGA / abiraterone acetate
US	6	11	(38.9)	(38.9)	—
Intl	139	154	(9.8)	(13.3)	3.5
WW	145	165	(11.6)	(14.9)	3.3

OTHER ONCOLOGY
US	50	37	36.9	36.9	—
Intl	42	45	(8.7)	(12.3)	3.6
WW	93	83	11.7	9.7	2.0

See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	SECOND QUARTER
			% Change
	2025	2024	Reported	Operational(1)	Currency
INNOVATIVE MEDICINE SEGMENT(2)(Continued)
IMMUNOLOGY
US	$2,505	2,978	(15.9)%	(15.9)%	—%
Intl	1,489	1,744	(14.6)	(16.2)	1.6
WW	3,993	4,722	(15.4)	(16.0)	0.6

REMICADE
US	283	231	22.5	22.5	—
US Exports(4)	34	35	(2.6)	(2.6)	—
Intl	138	127	8.6	8.8	(0.2)
WW	455	393	15.9	15.9	0.0

SIMPONI / SIMPONI ARIA
US	305	267	14.0	14.0	—
Intl	387	270	43.1	40.8	2.3
WW	690	537	28.6	27.5	1.1

STELARA
US	1,078	1,855	(41.9)	(41.9)	—
Intl	575	1,030	(44.2)	(45.6)	1.4
WW	1,653	2,885	(42.7)	(43.2)	0.5

TREMFYA
US	796	589	35.2	35.2	—
Intl	391	317	23.2	20.5	2.7
WW	1,186	906	31.0	30.1	0.9

OTHER IMMUNOLOGY
US	8	2	*	*	—
Intl	0	0	—	—	—
WW	8	2	*	*	—

NEUROSCIENCE
US	1,377	1,102	24.9	24.9	—
Intl	674	679	(0.8)	(2.6)	1.8
WW	2,051	1,782	15.1	14.4	0.7

CAPLYTA(5)
US	211	—	*	*	—
Intl	—	—	—	—	—
WW	211	—	*	*	—

CONCERTA / methylphenidate
US	24	34	(27.7)	(27.7)	—
Intl	139	129	7.5	7.0	0.5
WW	164	163	0.2	(0.2)	0.4

INVEGA SUSTENNA / XEPLION / INVEGA TRINZA / TREVICTA
US	732	784	(6.7)	(6.7)	—
Intl	260	269	(3.5)	(5.1)	1.6
WW	992	1,054	(5.9)	(6.3)	0.4

SPRAVATO
US	366	226	61.1	61.1	—
Intl	50	44	12.8	11.0	1.8
WW	414	271	53.3	53.0	0.3

See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	SECOND QUARTER
			% Change
	2025	2024	Reported	Operational(1)	Currency
INNOVATIVE MEDICINE SEGMENT(2)(Continued)

OTHER NEUROSCIENCE
US	$45	57	(23.5)%	(23.5)%	—%
Intl	226	237	(4.7)	(7.6)	2.9
WW	270	294	(8.4)	(10.7)	2.3
PULMONARY HYPERTENSION
US	799	743	7.6	7.6	—
Intl	314	296	5.8	2.8	3.0
WW	1,113	1,039	7.1	6.2	0.9

OPSUMIT / OPSYNVI
US	403	376	6.9	6.9	—
Intl	180	171	5.4	2.1	3.3
WW	582	548	6.4	5.4	1.0

UPTRAVI
US	382	349	9.4	9.4	—
Intl	94	76	22.4	19.8	2.6
WW	476	426	11.7	11.3	0.4

OTHER PULMONARY HYPERTENSION
US	16	17	(12.4)	(12.4)	—
Intl	40	49	(18.5)	(21.3)	2.8
WW	55	67	(16.9)	(19.0)	2.1

INFECTIOUS DISEASES
US	320	334	(4.3)	(4.3)	—
Intl	484	631	(23.4)	(26.8)	3.4
WW	803	965	(16.8)	(19.0)	2.2

EDURANT / rilpivirine
US	6	8	(25.4)	(25.4)	—
Intl	354	288	23.0	16.7	6.3
WW	360	297	21.6	15.5	6.1

PREZISTA / PREZCOBIX / REZOLSTA / SYMTUZA
US	312	321	(3.0)	(3.0)	—
Intl	85	117	(27.0)	(29.4)	2.4
WW	396	438	(9.4)	(10.0)	0.6

OTHER INFECTIOUS DISEASES
US	2	5	(51.8)	(51.8)	—
Intl	45	227	(80.5)	(80.6)	0.1
WW	47	233	(79.8)	(79.9)	0.1
See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	SECOND QUARTER
			% Change
	2025	2024	Reported	Operational(1)	Currency
INNOVATIVE MEDICINE SEGMENT(2)(Continued)

CARDIOVASCULAR / METABOLISM / OTHER
US	$776	717	8.2%	8.2%	—%
Intl	154	176	(12.3)	(13.2)	0.9
WW	930	892	4.2	4.0	0.2

XARELTO
US	621	587	5.6	5.6	—
Intl	—	—	—	—	—
WW	621	587	5.6	5.6	—

OTHER
US	155	129	20.0	20.0	—
Intl	154	176	(12.3)	(13.2)	0.9
WW	309	305	1.4	0.9	0.5

TOTAL INNOVATIVE MEDICINE
US	9,161	8,510	7.6	7.6	—
Intl	6,041	5,980	1.0	(1.6)	2.6
WW	$15,202	14,490	4.9%	3.8%	1.1%
See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	SECOND QUARTER
			% Change
	2025	2024	Reported	Operational(1)	Currency
MEDTECH SEGMENT(2)
CARDIOVASCULAR
US	$1,364	1,119	21.9%	21.9%	—%
Intl	948	753	25.9	22.9	3.0
WW	2,313	1,873	23.5	22.3	1.2

ELECTROPHYSIOLOGY
US	741	705	5.1	5.1	—
Intl	728	618	17.8	15.2	2.6
WW	1,468	1,323	11.0	9.8	1.2

ABIOMED
US	360	309	16.6	16.6	—
Intl	89	72	25.0	18.4	6.6
WW	448	379	18.2	16.9	1.3

SHOCKWAVE(6)
US	233	77	*	*	—
Intl	58	0	*	*	—
WW	292	77	*	*	—

OTHER CARDIOVASCULAR
US	31	29	5.4	5.4	—
Intl	72	64	13.4	11.6	1.8
WW	104	93	10.8	9.7	1.1

ORTHOPAEDICS
US	1,420	1,422	(0.2)	(0.2)	—
Intl	885	890	(0.5)	(4.0)	3.5
WW	2,305	2,312	(0.3)	(1.6)	1.3

HIPS
US	271	265	2.1	2.1	—
Intl	150	152	(1.0)	(4.3)	3.3
WW	421	417	1.0	(0.2)	1.2

KNEES
US	226	230	(1.9)	(1.9)	—
Intl	164	163	0.0	(2.9)	2.9
WW	389	394	(1.1)	(2.3)	1.2

TRAUMA
US	501	498	0.7	0.7	—
Intl	267	260	2.2	(1.5)	3.7
WW	768	759	1.2	(0.1)	1.3

SPINE, SPORTS & OTHER
US	422	430	(1.7)	(1.7)	—
Intl	305	314	(2.7)	(6.4)	3.7
WW	727	743	(2.1)	(3.7)	1.6
See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	SECOND QUARTER
			% Change
	2025	2024	Reported	Operational(1)	Currency
MEDTECH SEGMENT(2)(Continued)
SURGERY
US	$1,043	995	4.8%	4.8%	—%
Intl	1,512	1,493	1.3	(0.2)	1.5
WW	2,555	2,488	2.7	1.8	0.9

ADVANCED
US	477	466	2.2	2.2	—
Intl	687	675	1.9	0.2	1.7
WW	1,164	1,141	2.0	1.0	1.0

GENERAL
US	567	528	7.2	7.2	—
Intl	825	818	0.9	(0.6)	1.5
WW	1,391	1,346	3.3	2.5	0.8

VISION
US	557	523	6.5	6.5	—
Intl	813	763	6.5	3.4	3.1
WW	1,369	1,285	6.5	4.6	1.9

CONTACT LENSES / OTHER
US	429	409	4.8	4.8	—
Intl	536	509	5.4	1.4	4.0
WW	965	918	5.1	2.9	2.2

SURGICAL
US	128	113	12.6	12.6	—
Intl	277	254	8.8	7.3	1.5
WW	403	367	9.9	8.9	1.0

TOTAL MEDTECH
US	4,383	4,059	8.0	8.0	—
Intl	4,158	3,898	6.7	4.1	2.6
WW	$8,541	7,957	7.3%	6.1%	1.2%
See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	SIX MONTHS
			% Change
	2025	2024	Reported	Operational(1)	Currency
INNOVATIVE MEDICINE SEGMENT(2)
ONCOLOGY
US	$6,398	5,019	27.5%	27.5%	—%
Intl	5,592	4,885	14.5	15.1	(0.6)
WW	11,990	9,904	21.1	21.3	(0.2)

CARVYKTI
US	676	307	*	*	—
Intl	132	36	*	*	*
WW	808	343	*	*	*

DARZALEX
US	3,846	3,105	23.9	23.9	—
Intl	2,930	2,465	18.9	19.7	(0.8)
WW	6,776	5,570	21.7	22.0	(0.3)

ERLEADA
US	670	603	11.0	11.0	—
Intl	1,009	822	22.9	23.0	(0.1)
WW	1,679	1,425	17.8	17.9	(0.1)

IMBRUVICA
US	474	511	(7.3)	(7.3)	—
Intl	970	1,043	(6.9)	(6.3)	(0.6)
WW	1,444	1,554	(7.0)	(6.6)	(0.4)

RYBREVANT / LAZCLUZE(3)
US	252	88	*	*	—
Intl	69	28	*	*	*
WW	320	116	*	*	*

TALVEY
US	150	109	36.7	36.7	—
Intl	42	17	*	*	*
WW	192	127	52.0	52.4	(0.4)

TECVAYLI
US	219	205	6.6	6.6	—
Intl	98	63	56.0	58.4	(2.4)
WW	317	268	18.2	18.7	(0.5)

ZYTIGA / abiraterone acetate
US	13	20	(31.9)	(31.9)	—
Intl	257	326	(21.1)	(21.3)	0.2
WW	270	346	(21.7)	(21.9)	0.2

OTHER ONCOLOGY
US	97	70	39.8	39.8	—
Intl	84	86	(2.5)	(1.8)	(0.7)
WW	182	156	16.4	16.8	(0.4)

See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	SIX MONTHS
			% Change
	2025	2024	Reported	Operational(1)	Currency
INNOVATIVE MEDICINE SEGMENT(2)(Continued)
IMMUNOLOGY
US	$4,701	5,431	(13.4)%	(13.4)%	—%
Intl	2,999	3,538	(15.2)	(13.8)	(1.4)
WW	7,700	8,969	(14.1)	(13.6)	(0.5)

REMICADE
US	597	497	20.1	20.1	—
US Exports(4)	44	62	(28.7)	(28.7)	—
Intl	281	268	4.8	7.7	(2.9)
WW	922	827	11.5	12.4	(0.9)

SIMPONI / SIMPONI ARIA
US	597	521	14.4	14.4	—
Intl	753	569	32.2	35.0	(2.8)
WW	1,349	1,091	23.7	25.1	(1.4)

STELARA
US	2,059	3,251	(36.7)	(36.7)	—
Intl	1,219	2,085	(41.5)	(40.6)	(0.9)
WW	3,278	5,336	(38.6)	(38.2)	(0.4)

TREMFYA
US	1,395	1,098	27.1	27.1	—
Intl	747	616	21.2	22.4	(1.2)
WW	2,142	1,714	25.0	25.4	(0.4)

OTHER IMMUNOLOGY
US	9	2	*	*	—
Intl	0	0	—	—	—
WW	9	2	*	*	—

NEUROSCIENCE
US	2,345	2,156	8.7	8.7	—
Intl	1,353	1,428	(5.2)	(4.1)	(1.1)
WW	3,698	3,585	3.2	3.6	(0.4)

CAPLYTA(5)
US	211	—	*	*	—
Intl	—	—	—	—	—
WW	211	—	*	*	—

CONCERTA / methylphenidate
US	62	75	(16.6)	(16.6)	—
Intl	249	265	(6.0)	(4.4)	(1.6)
WW	312	340	(8.3)	(7.1)	(1.2)

INVEGA SUSTENNA / XEPLION / INVEGA TRINZA / TREVICTA
US	1,357	1,549	(12.4)	(12.4)	—
Intl	537	561	(4.2)	(3.1)	(1.1)
WW	1,895	2,110	(10.2)	(9.9)	(0.3)

SPRAVATO
US	642	417	53.7	53.7	—
Intl	93	78	18.1	20.1	(2.0)
WW	734	496	48.1	48.4	(0.3)
See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	SIX MONTHS
			% Change
	2025	2024	Reported	Operational(1)	Currency
INNOVATIVE MEDICINE SEGMENT(2)(Continued)

OTHER NEUROSCIENCE
US	$73	115	(37.0)%	(37.0)%	—%
Intl	474	524	(9.5)	(8.8)	(0.7)
WW	547	639	(14.4)	(13.9)	(0.5)

PULMONARY HYPERTENSION
US	1,543	1,509	2.3	2.3	—
Intl	595	579	2.6	3.0	(0.4)
WW	2,138	2,088	2.4	2.5	(0.1)

OPSUMIT / OPSYNVI
US	766	732	4.6	4.6	—
Intl	339	340	(0.3)	(0.2)	(0.1)
WW	1,104	1,072	3.0	3.1	(0.1)

UPTRAVI
US	747	741	0.8	0.8	—
Intl	180	152	17.9	18.7	(0.8)
WW	927	894	3.7	3.8	(0.1)

OTHER PULMONARY HYPERTENSION
US	31	35	(12.6)	(12.6)	—
Intl	77	88	(12.4)	(12.1)	(0.3)
WW	107	123	(12.5)	(12.3)	(0.2)

INFECTIOUS DISEASES
US	635	658	(3.6)	(3.6)	—
Intl	971	1,128	(13.9)	(14.1)	0.2
WW	1,605	1,786	(10.1)	(10.2)	0.1

EDURANT / rilpivirine
US	14	16	(13.6)	(13.6)	—
Intl	704	603	16.7	15.6	1.1
WW	718	620	15.9	14.9	1.0

PREZISTA / PREZCOBIX / REZOLSTA / SYMTUZA
US	617	635	(2.9)	(2.9)	—
Intl	183	221	(17.2)	(15.8)	(1.4)
WW	799	856	(6.6)	(6.3)	(0.3)

OTHER INFECTIOUS DISEASES
US	4	7	(37.4)	(37.4)	—
Intl	84	304	(72.5)	(72.1)	(0.4)
WW	88	311	(71.7)	(71.3)	(0.4)
See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	SIX MONTHS
			% Change
	2025	2024	Reported	Operational(1)	Currency
INNOVATIVE MEDICINE SEGMENT(2)(Continued)

CARDIOVASCULAR / METABOLISM / OTHER
US	$1,631	1,348	21.0%	21.0%	—%
Intl	312	373	(16.2)	(14.3)	(1.9)
WW	1,943	1,721	12.9	13.3	(0.4)

XARELTO
US	1,311	1,105	18.6	18.6	—
Intl	—	—	—	—	—
WW	1,311	1,105	18.6	18.6	—

OTHER
US	320	243	31.6	31.6	—
Intl	312	373	(16.2)	(14.3)	(1.9)
WW	632	616	2.7	3.9	(1.2)

TOTAL INNOVATIVE MEDICINE
US	17,253	16,122	7.0	7.0	—
Intl	11,822	11,930	(0.9)	(0.1)	(0.8)
WW	$29,075	28,052	3.6%	4.0%	(0.4)%
See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	SIX MONTHS
			% Change
	2025	2024	Reported	Operational(1)	Currency
MEDTECH SEGMENT(2)
CARDIOVASCULAR
US	$2,625	2,144	22.4%	22.4%	—%
Intl	1,790	1,534	16.7	16.7	0.0
WW	4,416	3,679	20.0	20.0	0.0

ELECTROPHYSIOLOGY
US	1,425	1,397	2.0	2.0	—
Intl	1,366	1,270	7.6	7.8	(0.2)
WW	2,791	2,667	4.7	4.7	0.0

ABIOMED
US	699	612	14.2	14.2	—
Intl	170	139	22.4	20.9	1.5
WW	868	750	15.7	15.5	0.2

SHOCKWAVE(6)
US	439	77	*	*	—
Intl	110	0	*	*	—
WW	550	77	*	*	—

OTHER CARDIOVASCULAR
US	63	59	6.3	6.3	—
Intl	144	126	14.2	14.5	(0.3)
WW	207	185	11.7	11.8	(0.1)

ORTHOPAEDICS
US	2,804	2,870	(2.3)	(2.3)	—
Intl	1,742	1,782	(2.2)	(2.4)	0.2
WW	4,546	4,652	(2.3)	(2.3)	0.0

HIPS
US	534	535	(0.2)	(0.2)	—
Intl	296	304	(2.5)	(2.6)	0.1
WW	830	839	(1.1)	(1.1)	0.0

KNEES
US	457	472	(3.1)	(3.1)	—
Intl	322	323	(0.5)	(0.4)	(0.1)
WW	778	795	(2.0)	(2.0)	0.0

TRAUMA
US	1,003	1,002	0.1	0.1	—
Intl	537	521	2.9	2.8	0.1
WW	1,540	1,524	1.1	1.0	0.1

SPINE, SPORTS & OTHER
US	810	862	(6.0)	(6.0)	—
Intl	588	634	(7.2)	(7.7)	0.5
WW	1,398	1,495	(6.5)	(6.7)	0.2
See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	SIX MONTHS
			% Change
	2025	2024	Reported	Operational(1)	Currency
MEDTECH SEGMENT(2)(Continued)
SURGERY
US	$2,045	1,982	3.2%	3.2%	—%
Intl	2,906	2,922	(0.5)	0.3	(0.8)
WW	4,951	4,904	1.0	1.5	(0.5)

ADVANCED
US	934	912	2.4	2.4	—
Intl	1,303	1,316	(1.0)	(0.4)	(0.6)
WW	2,237	2,228	0.4	0.8	(0.4)

GENERAL
US	1,111	1,070	3.8	3.8	—
Intl	1,603	1,606	(0.1)	0.8	(0.9)
WW	2,714	2,676	1.4	2.0	(0.6)

VISION
US	1,123	1,070	4.9	4.9	—
Intl	1,526	1,473	3.6	3.7	(0.1)
WW	2,648	2,543	4.1	4.2	(0.1)

CONTACT LENSES / OTHER
US	881	847	3.9	3.9	—
Intl	1,003	981	2.3	1.9	0.4
WW	1,884	1,828	3.1	2.8	0.3

SURGICAL
US	242	223	8.5	8.5	—
Intl	523	492	6.2	7.2	(1.0)
WW	764	715	6.9	7.6	(0.7)

TOTAL MEDTECH
US	8,596	8,067	6.6	6.6	—
Intl	7,965	7,711	3.3	3.6	(0.3)
WW	$16,561	15,778	5.0%	5.1%	(0.1)%
Note: Column and rows within tables may not add due to rounding. Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.
*    Percentage greater than 100% or not meaningful
(1)Operational growth excludes the effect of translational currency
(2)Unaudited
(3)Includes the sales of RYBREVANT and RYBREVANT + LAZCLUZE
(4)Reported as U.S. sales
(5)Acquired with Intra-Cellular Therapies on April 2, 2025
(6)Acquired on May 31, 2024